Third Quarter 2013 October 28, 2013

2 Cautionary Notice Regarding Forward - Looking Statements This press release contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2012 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov .

3 Generating Momentum – Highlights, YTD 2013 Building Shareholder Value • Valuation allowance on deferred tax assets reversed • Pretax income for the first nine months of 2013 totaled $9.7 million, up $10.6 million compared to the first nine months of 2012 • Net loan outstandings increased $39.7 million or 4.4% annualized from December 2012 • Noninterest income excluding security gains for the first nine months of 2013 up 15.9%, the result of better performance in deposit interchange and service charges, mortgage banking fees, and wealth management revenue • Performance restoration plan results in noninterest expense reduction of 10% or $6.3 million when compared to the first nine months of 2012 Growing Our Franchise • Customer demand deposits increased $43.8 million or 10.7%, year over year. • Originated $430.3 million in loans over the first nine months, up 29.9% over the prior year • Rebranded digital offerings and website, launched tablet platform, and enhanced ATM capabilities. In process of launching consumer and business smart phone check capture and business mobile banking. Reducing our Risk Posture • Termination of formalized regulatory agreements • Net charge - offs of $2.8 million for the first nine months, compared to $12.1 million one year prior • Nonperforming loans declined by $15.8 million, or 35% year over year • Accruing restructured loans reduced by $18.7 million, or 42% when compared to the third quarter of 2012 • Nonperforming assets to total assets of 1.60% • Classified assets as a ratio to tier one capital plus the allowance down to 22.7% and special mention assets ratio declined to 4.6%

4 Cost Reductions Powering Opportunities to Invest in Revenue Producing Strategies • Continued investment in commercial customer acquisition while simultaneously reducing overheard in multiple areas. • Approximately $1.7 million in overheard in the first nine months was attributable to commercial customer acquisition teams with less than six months with Seacoast. • Reinvested cost savings into additional new digital services totaling $138 thousand in the first nine months. Dollars in Thousands Noninterest expenses: YTD 2013 YTD 2012 Inc / Dec Salaries and wages 22,929$ 22,593$ 336$ Employee benefits 5,759 5,850 (91) Furniture and equipment 1,737 1,672 65 Outsourced data processing costs 4,786 5,478 (692) Occupancy 5,354 5,905 (551) Marketing 1,590 2,388 (798) Legal and professional fees 1,969 4,127 (2,158) Asset dispositions expense 560 1,259 (699) Net loss on other real estate owned and repossessed assets1,289 3,310 (2,021) Other 10,533 10,181 352 Total Noninterest Expenses 56,506$ 62,763$ (6,257)$ Expenses Reduced and Reinvested in Building Customer Aquisition Teams

5 Loan Production Remains Strong • Commercial loan production totals $138.3 million through the first three quarters of 2013, an increase of $78.5 million from the same period last year. • Accelerate - innovative small business platform launched in three Florida metro markets including three offices in Orlando, one in Fort Lauderdale, and one in Boca Raton in the first nine months of 2013 (See Appendix for further details). * * Loans approved and in underwriting but net yet closed Dollars in Thousands $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Total Commercial Loans Originated Total Commercial Pipeline* Originations in Q3 up $8.4 million or 34% compared to 2012. Pipeline strengthens.

6 Continued Growth in Noninterest Income Fueled by Increased Deposit and Wealth Fees • Fee changes and deposit product restructuring resulted in higher service charges and interchange income • Wealth management service fees up 29.3% compared to prior year • Noninterest related income growing as a percentage of overall revenue structure 21% Dollars in Thousands Noninterest Income $5,679 $6,087 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 Q3 2012 Q1 2013 Q3 2013 Fee Based Revenues $- $2,000 $4,000 $6,000 $8,000 $10,000 Deposit Fees Wealth Management Service Fees Mortgage banking fees Q3 2012 (YTD) Q3 2013 (YTD)

7 Aggressive Pursuit of Problem Credits in 2012 Resulting in Lower Workout Expenses in 2013 • Moderate economic expansion and increasing real estate values is leading to quicker resolution of problem loans and opportunities to sell OREO at more favorable pricing. • Expense associated with workouts is expected to decline as historical credit issues are becoming less meaningful. Dollars in Thousands Dollars in Thousands $- $10,000 $20,000 $30,000 $40,000 $50,000 Nonperforming Loans Other Real Estate Owned Restructured Loans (Accruing) Q3 2012 Q3 2013 $364 $159 $- $50 $100 $150 $200 $250 $300 $350 $400 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Asset Disposition Expense

8 Recoveries Exceed Charge Offs, Coverage Ratio Climbs • Third quarter sees net recoveries • Risk posture declining as credit issues abate • Less volatility expected going forward Net Charge Offs To Average Loans 0.79% -0.22% -0.40% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Coverage Ratio - NPLs 72.35% 52.01% 35.00% 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013

9 Significant Reduction in Nonperforming Loan Inflow Resulting in Much Improved Credit Statistics Dollars in Thousands * Accruing loans 30 + days past due Restructured Loans - Accruing $25,509 $44,179 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 NPL Inflows $14,950 $2,019 $- $5,000 $10,000 $15,000 $20,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Substandard Loans $47,159 $67,586 $- $20,000 $40,000 $60,000 $80,000 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Accruing Past Dues* 0.29% 0.15% 0.00% 0.10% 0.20% 0.30% 0.40% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013

10 Seacoast Retail Franchise Continues to Accrete Value • On - going Sales coaching is yielding additional services per customer and higher new customer balances on average • Launched a tablet platform, rebranded internet banking platforms and website, and rolled out enhanced ATM capabilities • Adding smart phone deposit capture for consumer and business customers in the fourth quarter of 2013. Enhancing transfer capabilities in early 2014 • Cost of deposits is near zero, with 75% of new customer checking account openings in fee based products Dollars in Thousands Business Demand Deposits $170,000 $254,000 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 Q3 2011 Q3 2012 Q3 2013 Retail Demand Deposits $130,000 $155,000 $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 $170,000 Q3 2011 Q3 2012 Q3 2013

11 2013 - 2014 Priorities Building Shareholder Value • Continue expense control posture, maximize revenue opportunities and position the bank for stronger earnings in 2014 • Position for offensive strategic opportunities and higher ROE in 2014 Growing Our Franchise • Improved value proposition with innovative digital product offerings and enhanced customer interactions • Examine branch network for opportunities for reinvestment and enhancements to the customer experience • Continue refining our commercial and business banking strategy; develop out branding and presence in Orlando, Boca Raton and Ft. Lauderdale • Look for opportunities to expand our presence into the deeper markets of Orlando and South Florida

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